UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2009
PACIFIC OFFICE PROPERTIES TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-9900	86-0602478

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

233 Wilshire Blvd. Suite 830 Santa Monica, California	90401

(Address of principal executive offices)	(Zip Code)
(310) 395-2083
(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition.
     On May 7, 2009, Pacific Office Properties Trust, Inc., a Maryland Corporation issued a press release announcing its financial results for its fiscal quarter ended March 31, 2009 and certain other information. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.
     On May 11, 2009, Pacific Office Properties Trust, Inc. made available on its website (www.pacificofficeproperties.com) supplemental operating and financial information related to its fiscal quarter ended March 31, 2009, a copy of which is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.
     The information furnished in this report under this Item 2.02, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Pacific Office Properties Trust, Inc., dated May 7, 2009

99.2	Supplemental Operating and Financial Information of Pacific Office Properties Trust, Inc. for the three months ended March 31, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.

By:	/s/ James M. Kasim

Name:	James M. Kasim
Title:	Chief Financial Officer
Dated: May 11, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Pacific Office Properties Trust, Inc., dated May 7, 2009

99.2	Supplemental Operating and Financial Information of Pacific Office Properties Trust, Inc. for the three months ended March 31, 2009